Exhibit 99.1
29th Annual J.P. Morgan Healthcare Conference San Francisco January 10, 2011 Molina Healthcare, Inc. J. Mario Molina, MD Chief Executive Officer

Cautionary statement 2 "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation, as well as our accompanying oral remarks, contain numerous "forward- looking statements" regarding our operations for 2010 and subsequent fiscal years. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our 2009 Annual Report on Form 10-K filed on March 16, 2010, our first quarter 2010 Quarterly Report filed on May 10, 2010, our second quarter 2010 Quarterly Report filed on August 4, 2010, our third quarter 2010 Quarterly Report filed on November 4, 2010, and the risk factors and cautionary statements found in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov. Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

3 Fee-based fiscal agent services, business process outsourcing, and care and utilization management Non-risk, fee business with higher margins and no regulatory capital requirement Who We Are 3 No other company in the Medicaid space can do all three Health Plans Medicaid Health Information Mgmt Healthcare Direct Delivery We are a multi-state healthcare organization with flexible care delivery systems focused exclusively on government-sponsored healthcare programs for low income families and individuals Company owned or company operated primary care community clinics Provide high quality patient care in selected geographies Risk-based health plan outsourcing for Medicaid and other government programs (includes risk medical management)

Business Snapshot 4 Markets and members served - Q3 2010 Washington 353,000 California 349,000 New Mexico 91,000 Utah 78,000 Texas 96,000 Missouri 79,000 Michigan 225,000 Ohio 241,000 Florida3 57,000 Health plan enrollment growth Health plan membership profile (in thousands) (in thousands) Molina Healthcare Health Plans Molina Medicaid Solutions Idaho Maine Louisiana West Virginia New Jersey Virginia clinics provide Direct Delivery. Molina acquired the Wisconsin health plan on September 1, 2010. As of September 30, 2010, the Wisconsin health plan had approximately 3,000 Medicare Advantage members covered under a reinsurance contract with a third party; these members are not included in the membership count shown above. Florida has a managed care program as well as a Pharmacy Rebate Program. Virginia1 Wisconsin2 28,000 (CHART) AGED, BLIN D & DISABLED MEDICARE 1% 82% TANF 8% CHIP 9%

Molina Healthcare acquired Abri Health Plan in Wisconsin on September 1, 2010 Platform for enrollment growth in Southeast Wisconsin (250K eligibles) Highly fragmented Medicaid market with potential for growth Contributes to revenue diversification Recently announced new leadership 5 Molina grows in Wisconsin Abri Health Plan (Wisconsin) Managed Care Enrollment June - November 2010* transaction closed transaction announced *Wisconsin Department of Health Services, www.forwardhealth.wi.gov

New Contracts for Texas 6 CHIP RSA Contract began September 1, 2010 ^ 54,000 new members already enrolled STAR+PLUS contract award in the Dallas Service Area Contract effective Q1 2011 Molina Healthcare of Texas Medicaid Service Area STAR+PLUS Dallas service area Collin Dallas Ellis Navarro Hunt Kaufman Rockwall Molina CHIP RSA service area The additional scale offered by the expansion of our CHIP and STAR+PLUS programs in the state will enable us to achieve greater administrative efficiency and enhance provider contracting.

California 1115 Medicaid Waiver Expanded Coverage: covers more uninsured individuals through Medicaid by raising eligibility to 133% of FPL in 2014 Improved Care for vulnerable populations: enrollment of seniors and persons with disability (SPD) in Medicaid managed care (380K new eligibles in CA; 260K new eligibles in Molina markets) Increased funding for uncompensated care to safety net hospitals Investment in California's public hospitals 7 $10 billion Medicaid expansion plan to help California improve its health insurance program was approved.

8 Expanding the business Expanding the business Organic Growth Growth through Acquisitions 666 670 777 920 1,033 411 479 479 535 563 1,077 1,149 1,256 1,455 1,597 RFP Awards Tactical Acquisitions Direct Delivery TX Dallas ABD TX CHIP RSA WI Medicaid Southeast TX Laredo WI Abri WA Molina Medical @ Compass Delivering on our strategy CA Additional capacity to be deployed 2010 expansions:

Premium Revenue Service Revenue Investment Income Medical Care Costs Medical Care Ratio Service Costs G&A Expense G&A Ratio Premium Tax Expense Depreciation & Amortization Interest Expense Income Tax Net Income Diluted EPS Weighted Average Diluted Shares Outstanding $1.0B $32.3M $1.8M $845.9M 84.2% $27.6M $88.7M 8.5% $35.0M $12.0M $4.6M $9.2M $16.2M $0.57 28.4M Third Quarter Results $914.8M -- $1.7M $792.8M 86.7% -- $68.6M 7.5% $30.3M $9.8M $3.3M $3.2M $8.6M $0.33 25.6M 3Q 2010 3Q 2009 9

10 Factors influencing our earnings outlook: Our better than anticipated performance during the third quarter of 2010 Lower medical utilization at most of our health plans Rate decreases in New Mexico effective November 1, 2010 Higher than anticipated stabilization costs in our MMS segment in the first months after the system went live Diluted earnings per share (CHART) Recent Performance

Near and long term catalysts 11 Before Reform Opportunities State budgets under pressure leading to MCO RPF activity ABD expansion; more states are evaluating transitioning this population to managed care Technology requirements (ICD-10) generating Fiscal Agent RFP activity Interest in new demonstration programs Primary Care + Behavioral Fiscal Agent + Care Management Greater consolidation expected due scale and CapEx requirements Healthcare Reform Opportunities 16 million more eligible for Medicaid 30 million more individual covered by Medicaid like Exchanges Growth in populations that are harder to manage; Increasing demand for long term care and behavioral health care services Change in Medicaid Enrollment FY 2007-2011E Annual Growth Rate Kaiser Commission on Medicaid and the Uninsured Hoping for Economic Recovery, Preparing for Health Reform: A Look at Medicaid Spending, Coverage and Policy Trends; September 2010

12 Break out Session - Sussex Room Molina Healthcare Investor Day 2011A January 26, 2011 New York City